Revenue from Contracts with Clients (Tables)	12 Months Ended
Dec. 31, 2018
Revenue from Contracts with Clients
Schedule of trade receivables, contract assets and contract liabilities

	Successor	Predecessor
	December 31,	January 1,
	2018	2018
(in thousands)
Trade receivables, net	$40,144	$40,398
Current contract liabilities (deferred revenue)	—	23,966
Noncurrent contract liabilities (deferred revenue)	—	12,973

Schedule of significant changes in contract assets and contract liabilities

	Contract Assets	Contract Liabilities
	(in thousands)
Balance at January 1, 2018	$—	$(36,939)
Decrease due to amortization of deferred revenue	—	20,212
Decrease due to completion of prepaid services	—	2,305
Increase due to cash received, excluding amounts recognized as revenue	—	(1,824)
Decrease due to fresh start accounting adjustments (Note 3)	—	16,246
Balance at November 19, 2018 (Predecessor)	$—	$—